UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 18, 2014

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33494	20-2699372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Skokie Blvd, Suite 300, Northbrook, IL 60062

(Address of principal executive offices) (Zip Code)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure

On November 19, 2014, Andrea Tarbox, Vice President and Chief Financial Officer of KapStone Paper and Packaging Corporation, will give a company presentation at the Vertical Research Partners Paper & Packaging Conference in New York City. A copy of the presentation materials to be used by Ms. Tarbox at the conference is furnished as Exhibit 99.1 of this report. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

99.1                        Presentation materials to be used by Ms. Tarbox during her address to the Vertical Research Partners 2014 Paper & Packaging Conference.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2014

KAPSTONE PAPER AND PACKAGING CORPORATION

	By:	/s/ Andrea K. Tarbox
Name: Andrea K. Tarbox
Title: Chief Financial Officer